Guidance ï Vision ï Experience	American Beacon Short-Term Bond Fund	Ticker Symbol: Institutional: AASBX Y: ACOYX Investor: AALPX

SUMMARY PROSPECTUS	MARCH 1, 2010 (SUPPLEMENTED JULY 29, 2010)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The current prospectus and statement of additional information, both dated March 1, 2010, supplemented July 29, 2010, and the financial statements included in the Fund’s most recent report to shareholders, dated October 31, 2009, are all incorporated by reference into this summary prospectus. You can find the Fund’s prospectus, statement of additional information, most recent reports to shareholders and other information about the Fund online at http://www.americanbeaconfunds.com/fi_prospectus.html. You can also get this information at no cost by calling 800-658-5811 or sending an email request to american_beacon.funds@ambeacon.com.

Investment Objective

The Fund’s investment objective is income and capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share classes
	Institutional	Y	Investor
Management fees	0.20%	0.20%	0.20%
Distribution and/or service (12b-1) fees	0.00%	0.00%	0.00%
Other expenses[1]	0.13%	0.53%	0.65%
Acquired Fund Fees and Expenses	0.00%	0.00%	0.00%

Total annual fund operating expenses[2]	0.33%	0.73%	0.85%

Expense Reimbursement/ (Recoupment)[3]		0.08%	0.11%
Net Expenses		0.65%	0.74%

[1]	The Fund’s Y Class expenses are based on estimated expenses expected to be incurred for the current fiscal year.

[2]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

[3]	The Manager has contractually agreed to reimburse the Investor Class of the Fund for Other Expenses through February 28, 2011 to the extent that Total Annual Fund Operating Expenses exceed 0.74%. The contractual expense reimbursement can be changed by approval of a majority of the Fund’s Board of Trustees. In addition, the Manager may decide voluntarily to reduce additional fees or reimburse the Fund for other expenses. The Manager can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Managers (a) occurs within three years after the Manager’s own reduction or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of the Investor Class of the Fund to exceed 0.74%.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share classes	1 year	3 years	5 years	10 years
Institutional	$34	$106	$185	$418
Y	$66	$225	$398	$899
Investor	$76	$260	$461	$1,039

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 140% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in obligations of the U.S. Government, its agencies and instrumentalities, including U.S. Government-sponsored enterprises (some of which are not backed by the full faith and credit of the U.S. Government); corporate debt securities, such as commercial paper, master demand notes, loan participation interests, medium-term notes and funding agreements; mortgage-backed securities; asset-backed securities; and Yankeedollar and Eurodollar bank certificates of deposit, time deposits, bankers’ acceptances and other notes. These types of obligations are commonly referred to as fixed-income securities or bonds. The Fund seeks capital appreciation by investing in corporate issues whose relative value is expected to increase over time.

Currently, the Manager is the sole investment advisor to the Fund. In determining which securities to buy and sell, the Manager employs a top-down fixed-income investment strategy, as follows:

•	Develop an overall investment strategy, including a portfolio duration target, by examining the current trends in the U.S. economy.
•	Set desired portfolio maturity structure by comparing the differences between corporate and U.S. Government securities of similar duration to judge their potential for optimal return in accordance with the target duration benchmark.
•	Determine the weightings of each security type by analyzing the difference in yield spreads between corporate and U.S. Government securities.

Summary Prospectus ï March 1, 2010	American Beacon Short-Term Bond Fund

•	Select specific debt securities within each security type.
•	Review and monitor portfolio composition for changes in credit, risk-return profile and comparisons with benchmarks.

The Fund will only buy debt securities that are investment grade at the time of purchase. Under normal circumstances, the Fund seeks to maintain a duration of one to three years. A duration of “one year” means that a security’s price would be expected to decrease by approximately 1% with a 1% increase in interest rates.

Principal Risks

Interest Rate Risk
The Fund is subject to the risk that the market value of the bonds it holds will decline due to rising interest rates. When interest rates rise, the prices of most bonds go down. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater sensitivity to changes in interest rates.

Market Risk
Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund’s shares. The Fund’s portfolio is subject to the risk that the lack of liquidity or other adverse credit market conditions may hamper the Fund’s ability to purchase and sell the debt securities.

Credit Risk
The Fund is subject to the risk that the issuer of a bond, including a U.S. Government agency not backed by the full faith and credit of the U.S. Government, will fail to make timely payment of interest or principal. A decline in an issuer’s credit rating can cause the price of its bonds to go down.

Prepayment and Extension Risk
The Fund’s investments in asset-backed and mortgage-backed securities are subject to the risk that the principal amount of the underlying collateral may be repaid prior to the bond’s maturity date. If this occurs, no additional interest will be paid on the investment and the Fund may have to invest at a lower rate. Conversely, a decrease in expected prepayments may result in the extension of a security’s effective maturity and a decline in its price.

Foreign Exposure Risk
Investing in the securities of foreign companies carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) political and financial instability, (2) less liquidity and greater volatility, (3) lack of uniform accounting, auditing and financial reporting standards, and (4) increased price volatility.

Liquidity Risk
From time to time, certain securities held by the Fund may have limited marketability and may be difficult to sell at favorable times or prices. As a result, the Fund may experience difficulty satisfying redemption requests.

Securities Selection Risk
Securities selected by the Manager or a sub-advisor for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Investment Risk
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them.

U.S. Government Securities Risk
A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate.

Government-Sponsored Enterprises Risk
Securities held by the Fund that are issued by government-sponsored enterprises, such as Fannie Mae and Freddie Mac, are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government.

High Portfolio Turnover Risk
Portfolio turnover is a measure of a Fund’s trading activity over a one-year period. A portfolio turnover rate of 100% would indicate that a Fund sold and replaced the entire value of its securities holdings during the period. High portfolio turnover could increase a Fund’s transaction costs and possibly have a negative impact on performance. Frequent trading by a Fund could also result in increased short-term capital gain distributions to shareholders, which are taxable as ordinary income.

Market Events
Turbulence in financial markets and reduced liquidity in credit and fixed-income markets may negatively affect many issuers worldwide which may have an adverse effect on the Fund.

Fund Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to a broad-based market index and the Lipper Short Investment Grade Bond Funds Index, a composite of mutual funds comparable to the Fund. Performance shown in the chart and tables below reflects the Fund’s one-time receipt in December 2006 of class action settlement proceeds that were related to investment activity in 2002. The Fund’s performance for all periods that include December 2006 was significantly higher than it would have been absent receipt of the settlement proceeds.

The chart and the table below show the performance of the Fund’s Institutional Class shares for all periods. The Fund began offering Y Class shares on March 1, 2010. In the table below, the performance of the Institutional Class is shown for Y Class shares for all periods. The Institutional Class would have had similar annual returns to the Y Class because the shares are invested in the same portfolio of securities. However, because the Institutional Class had lower expenses, its performance was better than the Y Class shares would have realized in the same period. You may obtain updated performance information on the Fund’s website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Summary Prospectus ï March 1, 2010	American Beacon Short-Term Bond Fund

Calendar year total returns for Institutional Class shares

Highest Quarterly Return:	3.34%
(1/1/00 through 12/31/09)	(3rd Quarter 2001)
Lowest Quarterly Return:	-1.18%
(1/1/00 through 12/31/09)	(3rd Quarter 2008)

	Average Annual Total Returns[1]
	For the periods ended December 31, 2009
	Inception Date
	of Class
Institutional Class	12/3/1987	1 Year	5 Years	10 Years
Return Before Taxes		5.04%	4.05%	4.65%
Return After Taxes on Distributions		3.83%	2.47%	2.76%
Return After Taxes on Distributions and Sale of Fund Shares		3.26%	2.53%	2.82%

Share class	Inception Date
(before taxes)	of Class	1 Year	5 Years	10 Years
Y	3/1/2010	5.04%	4.05%	4.65%
Investor	8/1/1994	4.85%	3.57%	4.16%

Indexes (reflects no deduction for fees, expenses or taxes)	1 Year	5 Years	10 Years
BofA Merrill Lynch 1-3 Yr Gov./Corp. Index	3.83%	4.27%	4.80%
Lipper Short Investment Grade Bond Funds Index	10.26%	3.20%	3.92%

[1]	After-tax returns are shown only for Institutional Class shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the Return After Taxes on Distributions and Sale of Fund Shares may be higher than the other returns for the same period. This occurs when a capital loss is realized upon redemption, resulting in a tax deduction that benefits the shareholder. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation.

Management

The Manager
The Fund has retained American Beacon Advisors, Inc. to serve as its Manager. The Manager has managed the Fund since March 1991.

Portfolio Managers

American Beacon Advisors, Inc.

Michael W. Fields Vice President of Fixed Income Investments	Since Fund Inception
Patrick A. Sporl Senior Portfolio Manager	Since 1999
Gyeong Kim Portfolio Manager	Since 2002

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Institutional Class, Investor Class and Y Class shares directly from the Fund by calling 1-800-658-5811, writing to the Fund at P.O. Box 219643, Kansas City, MO 64121, or visiting www.americanbeaconfunds.com. You also may purchase, redeem or exchange Institutional Class, Investor Class and Y Class shares through a broker-dealer or other financial intermediary. The minimum initial purchase into the Fund is $250,000 for Institutional Class shares, $100,000 for Y Class shares and $2,500 for Investor Class shares. The minimum subsequent investment by wire is $500 for Investor Class shares. No minimums apply to subsequent investments by wire for other classes of shares. For all classes, the minimum subsequent investment is $50 if the investment is made by check or exchange.

Tax Information

Dividends and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

Summary Prospectus ï March 1, 2010	American Beacon Short-Term Bond Fund

Summary Prospectus ï March 1, 2010	American Beacon Short-Term Bond Fund